UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2008

Hawkins, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 East Hennepin Avenue
Minneapolis, MN	55413
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code          (612) 331-6910

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

          On November 6, 2008, Hawkins, Inc. issued a press release announcing financial results for its fiscal second quarter ended September 30, 2008. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit.

Exhibit 99 - Press Release, dated November 6, 2008, announcing financial results of Hawkins, Inc. for its fiscal second quarter ended September 30, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

Date: November 10, 2008	By:	/s/ Kathleen P. Pepski

Kathleen P. Pepski Vice President, Chief Financial Officer, Secretary and Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

99	Press Release, dated November 6, 2008, announcing financial results of Hawkins, Inc. for its fiscal second quarter ended September 30, 2008.	Electronic Transmission